EQ ADVISORS TRUSTSM

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

SUPPLEMENT DATED FEBRUARY 21, 2014 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013, AS REVISED JUNE 21, 2013

This Supplement updates information contained in the Summary Prospectus dated May 1, 2013, as revised June 21, 2013 of the EQ/International Core PLUS Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding an additional investment adviser and additional portfolio managers for the EQ/International Core PLUS Portfolio.

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2013, as supplemented May 1, 2013, June 21, 2013, August 14, 2013, September 13, 2013, January 2, 2014, January 17, 2014, January 29, 2014, January 30, 2014 and February 21, 2014 and Statement of Additional Information (“SAI”), dated May 1, 2013, as supplemented October 7, 2013, October 18, 2013, and January 2, 2014 and the Portfolio‘s audited financial statements included in its annual report to shareholders dated December 31, 2012, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Information Regarding

EQ/International Core PLUS Portfolio

Effective on or about May 1, 2014, AXA Equitable Funds Management Group, LLC, as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will add EARNEST Partners, LLC as Adviser to the Active Allocated Portion of the International Core PLUS Portfolio with WHV Investment Management and its affiliate Hirayama Investments, LLC; and Massachusetts Financial Services Company d/b/a MFS Investment Management.

Information in the “Who Manages the Portfolio – Adviser” section of the Prospectus with respect to the International Core PLUS Portfolio is revised to include the following information regarding EARNEST Partners:

Adviser: EARNEST Partners, LLC (“EARNEST Partners”) appointment effective on or about May 1, 2014

Portfolio Managers: Beginning on or about May 1, 2014, the individual primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Paul Viera	Chief Executive Officer and Partner of EARNEST Partners	May 2014

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